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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 January 15, 2001
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               (Date of Report: Date of earliest event reported)


                                EZCONNECT, INC.
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            (Exact name of registrant as specified in its charter)


        NEVADA                     0-27249             87-0284731
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



         2900 Townsgate Road, Suite 200, Westlake Village, CA  91361
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (818) 991-6300
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                                   N/A
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        (Former name or former address, if changed since last report)












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  ITEM 8.  CHANGE IN FISCAL YEAR

On January 15, 2001, the Board of Directors of EZConnect, Inc., determined to change its fiscal year end from June 30, which was the fiscal year used in its most recent filing with the Commission, to December 31. The report covering the six-month transition period ending December 31, 2000, will be filed with the Commission on Form 10-KSB.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         EZCONNECT, INC.

Date: January 17, 2001                   /S/ Philip R. Lacerte, CEO